SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon,. Charlotte, NC                                28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 1999-6

On September 25, 2002, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1999, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6 relating to the distribution date of September 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2002


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2002


                             Payment Date: 09/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         51,452,143.31    6.250000%     2,460,842.39    267,979.91    2,728,822.31       0.00       0.00
                        A2         66,617,050.84    6.250000%     5,086,533.98    346,963.81    5,433,497.78       0.00       0.00
                        A3          8,614,000.00    6.250000%             0.00     44,864.58       44,864.58       0.00       0.00
                        A4         34,946,112.06    6.250000%       182,996.42    182,011.00      365,007.42       0.00       0.00
                        APO           367,907.91    0.000000%         9,884.39          0.00        9,884.39       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          1,923,317.93    6.250000%        10,071.49     10,017.28       20,088.77       0.00       0.00
                        B2            898,004.07    6.250000%         4,702.42      4,677.10        9,379.52       0.00       0.00
                        B3            898,004.07    6.250000%         4,702.42      4,677.10        9,379.52       0.00       0.00
                        B4            513,511.36    6.250000%         2,689.01      2,674.54        5,363.55       0.00       0.00
                        B5            257,182.90    6.250000%         1,346.74      1,339.49        2,686.24       0.00       0.00
                        B6            385,116.95    6.250000%         2,016.67      2,005.82        4,022.49       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        166,872,351.39     -            7,765,785.93    867,210.64    8,632,996.57     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         48,991,300.91              0.00
                                A2         61,530,516.86              0.00
                                A3          8,614,000.00              0.00
                                A4         34,763,115.64              0.00
                                APO           358,023.52              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          1,913,246.44              0.00
                                B2            893,301.65              0.00
                                B3            893,301.65              0.00
                                B4            510,822.35              0.00
                                B5            255,836.15              0.00
                                B6            383,100.28              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        159,106,565.47     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     51,452,143.31     6.250000% 060506EW8    26.309884      2.865084    523.786267
                           A2     66,617,050.84     6.250000% 060506EX6    33.736372      2.301233    408.100368
                           A3      8,614,000.00     6.250000% 060506EY4     0.000000      5.208333  1,000.000000
                           A4     34,946,112.06     6.250000% 060506EZ1     4.474240      4.450147    849.953928
                           APO       367,907.91     0.000000% 060506FA5    17.632811      0.000000    638.680120
Residual                   AR              0.00     6.250000% 060506FB3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      1,923,317.93     6.250000% 060506FC1     4.474229      4.450147    849.953995
                           B2        898,004.07     6.250000% 060506FD9     4.474229      4.450147    849.954001
                           B3        898,004.07     6.250000% 060506FE7     4.474229      4.450147    849.954001
                           B4        513,511.36     6.250000% 060506FF4     4.474229      4.450147    849.953994
                           B5        257,182.90     6.250000% 060506FG2     4.474229      4.450147    849.953997
                           B6        385,116.95     6.250000% 060506FH0     4.474229      4.450147    849.953986
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     166,872,351.39       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       159,106,565.05   159,106,565.05
Loan count                    522              522
Avg loan rate           6.750634%             6.75
Prepay amount        6,892,001.73     6,892,001.73

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        59,936.14        59,936.14
Sub servicer fees            0.00             0.00
Trustee fees               556.24           556.24


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,000,863.98     3,000,863.98
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.093377%           100.000000%            161,997,214.11
   -----------------------------------------------------------------------------
   Junior            2.906623%             0.000000%              4,849,608.53
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   330,118.57
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   262,672.80

Totals:                                 2                   592,791.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,632,996.57          8,632,996.57
Principal remittance amount            7,765,785.93          7,765,785.93
Interest remittance amount               867,210.64            867,210.64